SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 28, 1996

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and
Servicing Agreement dated as of November 1, 1996 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through
Certificates, Series 1996-QS7)



            Residential Accredit Loans, Inc.
         (Exact name of registrant as specified in its charter)

        DELAWARE                333-8733        51-0368240
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)



                                          Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.         Financial Statements, Pro Forma Financial Information and
Exhibits.

                (a)      Not applicable

                (b)      Not applicable

                (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                 Sequentially
Exhibit                                                          Numbered
Number                                                           Exhibit
                                                                 Page


7(c)     Pooling and Servicing Agreement, dated                  004
         as of November 1, 1996 among Residential
         Accredit Loans, Inc., as company,
         Residential Funding Corporation,
         as master servicer, and The First National
         Bank of Chicago, as trustee.

                                                    SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ACCREDIT LOANS, INC.


                                            By: /s/ Randy Van Zee
                                            Name:   Randy Van Zee
                                            Title:  Vice President


Dated:  December 9, 1996

                                  Exhibit 7(c)






                         Pooling and Servicing Agreement